SUPPLEMENT TO THE SPARTAN MARKET INDEX FUND(registered trademark) JUNE 26, 1999 PROSPECTUS

SHAREHOLDER MEETING. On or about September 15, 1999, a meeting of the shareholders of Spartan Market Index Fund will be held to approve various proposals, including approval of the fund's sub-advisory agreement with BT, approval of a new sub-advisory agreement with BT and approval of a manager-of-managers arrangement, which, subject to receipt of an exemptive order from the SEC, would allow FMR, with the approval of the Board of Trustees, to change sub-advisers and to modify material terms and conditions of a sub-advisory agreement without a shareholder vote. Shareholders of record on July 19, 1999 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.

   The following information replaces footnote A to the "Fee Table" on page 5.

   A EFFECTIVE APRIL 18, 1997, FIDELITY MANAGEMENT & RESEARCH COMPANY
(FMR) HAS AGREED TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL
OPERATING EXPENSES (WITH THE EXCEPTIONS NOTED BE    LOW) EXCEED 0.19%
OF ITS AVERAGE NET ASSETS. EXPE   NSES ELIGIBLE FOR REIMBURSEMENT DO
NOT INCLUDE INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES. IN ADDITION, SUB-ADVISORY FEES PAID BY THE FUND ASSOCIATED WITH SECURITIES LENDING ARE NOT ELIGIBLE FOR REIMBURSEMENT. THIS
ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME AFTER DECEM    BER
31, 1999.